Exhibit 23


        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K/A, Amendment No. 2, into the Company's previously filed Registration Statements, File Nos. 33-24182, 33-24183, 33,51899, 33-28995, 33-37454, 33-
39695, 33-56637, 333-03657, 333-73161, 333-73163, 333-73169
and 333-85925.





                               /s/Arthur Andersen LLP
Cincinnati, Ohio               Arthur Andersen LLP
April 10, 2000